UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2026

BIOMX INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38762	82-3364020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 New Burton Road, Suite 201

Dover, Delaware 19904

(Address of principal executive offices, including zip code)

(972) 52-437-4900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PHGE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On April 10, 2026, BiomX Inc. (the “Company”) filed a Current Report on Form 8-K  to report the acquisition of Zorronet Ltd. (“Zorronet”), an Israeli artificial intelligence defense technology company (the “Original Zorronet Report”). On April 13, 2026, the Company filed a Current Report on Form 8-K  to report the acquisition of a majority stake in Frucht Systems Ltd., an Israeli company (“DFSL”), a developer of proprietary LADAR (Laser Radar)–based detection systems for security, defense, and critical infrastructure applications (the “Original Frucht Report” and together with the Original Zorronet Report, the “Original Reports”)

The Company is hereby filing this Amendment No. 1 on Form 8-K/A (this “Amendment”) to (i) update the information in Item 9.01(a) of the Original Reports to include (x) the audited consolidated financial statements of as of and for the years ended December 31, 2025 and 2024 and (y) the unaudited condensed financial statements as of and for the three months ended March 31, 2026 and 2025 for each of Zorronet and DFSL; and (ii) update the information in Item 9.01(b) of the Original Reports to include the unaudited pro forma condensed combined financial information of the Company reflecting the acquisitions of Zorronet and DFSL as of and for the year ended December 31, 2025 and the period ended March 31, 2026.

This Amendment No. 1 does not amend any other item of the Original Reports or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Reports. Capitalized terms used but not defined herein have the meanings given to them in the Original Report.

In accordance with Rule 12b-15 of the Securities Exchange Act of 1934, as amended, the complete text of Item 9.01 (as amended) is included herein.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

(i)	The audited financial statements of Zorronet as of and for the years ended December 31, 2025 and December 31, 2024, the related notes thereto, and the related report of KPMG, independent registered public accounting firm and the financial statements of Zorronet for the three months ended March 31, 2026 (unaudited), are filed herewith as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

(ii)	The audited financial statements of DFSL as of and for the years ended December 31, 2025 and December 31, 2024, the related notes, and the related report of BDO, independent registered public accounting firm, as set forth in their report thereon, and the financial statements of DFSL for the three months ended March 31, 2026 (unaudited), are filed herewith as Exhibit 99.3 and Exhibit 99.4, respectively, and are incorporated herein by reference

(b) Pro Forma Financial Information.

(i)	The unaudited pro forma condensed combined financial statements of the Company, giving effect to the acquisition of DFSL and Zorronet, which includes the unaudited pro forma condensed consolidated balance sheet as of March 31, 2026, the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2025 and the three months ended March 31, 2026 and the related notes, are incorporated herein by reference as Exhibit 99.5 hereto.

(ii)	The pro forma financial information included in this Amendment has been presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operations that would have been realized had the acquisition of Zorronet and DFSL occurred as of the dates indicated, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that the Company will experience after the acquisition of Zorronet and DFSL.

(d) Exhibits.

23.1	Consent of KPMG, independent registered public accounting firm.

23.2	Consent of BDO, independent registered public accounting firm.

99.1	Audited financial statements of Zorronet as of and for the years ended December 31, 2025 and December 31, 2024, the related notes, and the related report of the independent registered public accounting firm thereon

99.2	Unaudited condensed financial statements of Zorronet as of March 31, 2026 and for the three months ended March 31, 2026 and 2025.

99.3	Audited financial statements of DFSL as of and for the years ended December 31, 2025 and December 31,2024, the related notes, and the related report of the independent registered public accounting firm thereon.

99.4	Unaudited condensed financial statements of DFSL as of March 31, 2026 and for the three months ended March 31, 2026 and 2025.

99.5	Unaudited pro forma condensed combined financial statements of the Company, giving effect to the acquisition of DFSL and Zorronet, which includes the unaudited pro forma condensed consolidated balance sheet as of March 31, 2026, the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2025 and the three months ended March 31, 2026, and the related notes.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMX INC.

Date: June 12, 2026	By:	/s/ Michael Oster
	Name:	Michael Oster
	Title:	Chief Executive Officer

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